UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2018

Mercantil Bank Holding Corporation
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida
(Address of principal executive offices)

(305) 460-4038
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities
On October 30, 2018, the Board of Directors of Mercantil Bank Holding Corporation (the “Company”) adopted a voluntary early retirement plan (the “Voluntary Plan”) for certain eligible long-term employees and an involuntary severance plan (the “Involuntary Plan”) for certain other positions.
Employees eligible for participation in the Voluntary Plan have 45 days to confirm their individual participation in the Voluntary Plan, at which time the Company will be able to determine the total number of employees electing to participate in the Voluntary Plan and the resulting costs and savings. The Involuntary Plan will affect approximately 25 persons by year end. The Company estimates that the Involuntary Plan will cost approximately $400,000 to $600,000 in the fourth quarter of 2018, with estimated annual savings of approximately $2.7 to $3.5 million beginning in 2019. This is in addition to any employee attrition which results in a position being vacated and closed.
Cautionary Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, future financial and operating results and business costs, as well as statements with respect to our objectives, expectations and intentions and other statements that are not historical facts.
Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties, estimated costs and savings, number of involuntary terminations, savings and other factors, which may be beyond our control, and which may cause the actual results, performance, achievements, or financial condition of the Company to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.
All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in our Information Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on Form 8-K Item 99.1 on August 10, 2018, our Registration Statement on Form S-1 filed with the SEC on October 5, 2018, our Quarterly Report on Form 10-Q as of and for the quarterly period ended September 30, 2018, and otherwise in our other SEC reports and filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2018	Mercantil Bank Holding Corporation

	By:	/s/ Ivan Trujillo
Name: Ivan Trujillo
Title: Senior Vice President and Corporate Secretary